UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011 (October 27, 2011)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 27, 2011, the Company issued a press release announcing that rights issued pursuant to the Company’s previously announced rights offering to its stockholders (the “Rights Offering”) had expired as of 5:00 p.m., New York time (11:00 p.m., Israel time) on October 26, 2011 and that the Company had raised $6 million in the Rights Offering.  In connection with the Rights Offering, the Company will issue an aggregate of 20,267,508 shares of its common stock (the "Shares") on November 2, 2011. The Shares are registered pursuant to the Company’s registration statement on Form S-1 (as amended) which was declared effective by the U.S. Securities and Exchange Commission on September 12, 2011.

A copy of the press release dated October 27, 2011 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits

Exhibit No.	Description
99.1	Press Release dated October 27, 2011 entitled “XFONE Raises $6 Million in Successful Rights Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: October 27, 2011	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 27, 2011 entitled “XFONE Raises $6 Million in Successful Rights Offering.”